                                                                    EXHIBIT 10.7

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the action you should take, you are recommended immediately to seek your own personal financial advice from a financial adviser authorised under the FinanciaI Services and Markets Act 2000 if you are in the United Kingdom or, if not, from another appropriately authorised financial adviser.

This Form of Acceptance should be read in conjunction with the accompanying offer document (the "OFFER DOCUMENT"). Unless the context requires otherwise, the definitions contained in the Offer Document also apply in this Fom of Acceptance.

           ----------------------------------------------------------


                               FORM OF ACCEPTANCE

                                 RELATING TO THE

                                   CASH OFFER

                                       BY

                          AXA INVESTMENT MANAGERS S.A.

                       FOR THE ENTIRE ISSUED SHARE CAPITAL

                                       OF

                           FRAMLINGTON GROUP LIMITED


           ----------------------------------------------------------



By signing this Form of Acceptance, you hereby irrevocably undertake that you will in person or by proxy cast all votes attaching to the number of Shares set out in Box 1, or otherwise procure that all such votes shall be cast, at the extraordinary general meeting of Framlington Group Limited, details of which are set out in the Offer Document (the "EGM") (and at any adjournment thereof) (i) against any resolution or proposal to adjourn the EGM, to amend any of the resolutions proposed at the EGM, or which may impede or prevent the passing of those resolutions and (ii) in favour of each of such resolutions.

By signing this Form of Acceptance, you also hereby irrevocably undertake, confirm and agree that the process for the agreement or determination of the Net Asset Adjustment described in the Offer Document is final and binding upon you and that you have no right to challenge, intervene in or give representations to any person in connection with, the agreement or determination of the Net Asset Value Adjustment.



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                                        2

ACTION TO BE TAKEN

- TO ACCEPT THE OFFER, PLEASE COMPLETE THIS FORM OF ACCEPTANCE BY FOLLOWING THE INSTRUCTIONS SET OUT BELOW AND THE NOTES FOR GUIDANCE
         AT THE END OF THIS FORM OF ACCEPTANCE. THE FULL TERMS AND CONDITIONS OF THE OFFER ARE SET OUT IN THE OFFER DOCUMENT.

- YOU SHOULD THEN RETURN THIS FORM OF ACCEPTANCE, DULY COMPLETED AND SIGNED AND ACCOMPANIED BY YOUR SHARE CERTIFICATE BY POST OR BY HAND (DURING NORMAL BUSINESS HOURS) TO THE COMPANY SECRETARY, FRAMLINGTON, 155 BISHOPSGATE, LONDON, EC2M 3XJ SO AS TO BE RECEIVED AS SOON AS POSSIBLE.

- IF YOUR SHARE CERTIFICATE(S) ARE WITH YOUR BANK, STOCKBROKER OR OTHER AGENT, YOU SHOULD COMPLETE AND SIGN THIS FORM OF ACCEPTANCE AND ARRANGE FOR IT TO BE LODGED BY SUCH AGENT, TOGETHER WITH THE RELEVANT DOCUMENTS.

- IF YOU HAVE ANY QUESTIONS AS TO HOW TO COMPLETE OR RETURN THIS FORM OF ACCEPTANCE OR TO OBTAIN A FURTHER FORM OF ACCEPTANCE, PLEASE CONTACT ELEANOR CRANMER ON TELEPHONE NUMBER 020-7330-6680.

PLEASE FOLLOW THESE INSTRUCTIONS WHEN COMPLETING PAGE 3

1.       NUMBER OF SHARES
         ----------------

         To accept the Offer, insert in Box 1 the total number of Shares for which you wish to accept the Offer. If no number of, or a number greater than your registered holding of, Shares is inserted in Box 1 and you have signed Box 2, you will be deemed to have accepted the Offer in respect of your entire registered holding of Shares.


         You must, in any event, also duly complete Box 2 in accordance with the instructions, which will constitute your acceptance of the Offer, and complete Box 3.

--------------------------------------------------------------------------------

2.       SIGNATURES
         ----------

         TO ACCEPT THE OFFER, YOU MUST SIGN BOX 2 REGARDLESS OF WHICH OTHER BOX(ES) YOU COMPLETE.


         In the case of a shareholder which is a company, two directors or one director and the company secretary must sign Box 2. If the Form of Acceptance is signed under power of attorney, the power of attorney and share certificate should accompany this Form of Acceptance.

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3.       FULL NAME AND ADDRESS
         ---------------------

         Complete Box 3 with the full name and registered address of the registered holder.

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4.       BANK ACCOUNT DETAILS
         --------------------

         If you wish to receive your consideration by electronic transfer to a bank account, complete Box 4 with the relevant bank account details.




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                                       3

PLEASE COMPLETE THIS PAGE AS EXPLAINED ON PAGES 2 AND 4. PLEASE USE BLOCK
CAPITALS


         Complete Boxes 1 and 3 and sign Box 2 below. If you wish to receive your consideration by electronic transfer to a bank account, please also complete Box 4.


--------------------------------------------------------------------------------

1.       NUMBER OF SHARES


         Number of Shares for which you are accepting the Offer: 63,431,051
                                                                ...............


--------------------------------------------------------------------------------

2.       SIGN HERE TO ACCEPT THE OFFER

         Executed as a deed on behalf of the Company named below:

                                FRAMLINGTON HOLDINGS LIMITED
                               .................................................

         Acting by:

         Name: D. H. Burnett                     Signature: /s/ David H. Burnett
              ......................                       .....................
                                                           (Director)


         Name: E. Cranmer                        Signature: /s/ Eleanor Cranmer
              ......................                       .....................
                                                           (Secretary)

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 3.    FULL NAME(S) AND REGISTERED ADDRESS OF HOLDER

         NAME FRAMLINGTON HOLDINGS LIMITED
             ..........................................................


         Registered Address 115 BISHOPSGATE, LONDON, ECRM 3XJ
                           ....................................


         .......................................................................
         Contact and daytime telephone number in case of any query:


--------------------------------------------------------------------------------

 4.      BANK ACCOUNT DETAILS

         Bank:
                              ..................................................

         Address of Bank:
                              ..................................................


         Name of Account:
                              ..................................................


         Sort Code:
                              ..................................................


         Account Number:
                              ..................................................



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          ADDITIONAL INFORMATION REGARDING THE COMPLETION OF THIS FORM


In order to avoid inconvenience to yourself and/or delay, the following points may assist you


(A) WHERE A POWER OF ATTORNEY HAS BEEN GRANTED: If the registered holder has executed a power of attorney, have this Form of Acceptance signed by the attorney in the presence of a witness. The power of attorney (or a duly certified copy thereof, as provided in the Powers of Attorney Act 1971) must be lodged with this Form of Acceptance.

(B) IF YOU DO NOT HOLD YOUR SHARE CERTIFICATE(s): If your share certificate(s) is/are with your stockbroker, bank or other agent, you should complete this Form of Acceptance and if the certificate(s) is/are readily available arrange for it/them to be returned by such person. If the certificate(s) is/are not readily obtainable, you should return this Form of Acceptance together with a note saying e.g. "certificates to follow", and arrange for the certificate(s) to be forwarded as soon as possible thereafter.

(C) IF YOUR SHARE CERTIFICATE(s) HAS/HAVE BEEN LOST: Complete and return this Form of Acceptance, together with a letter of explanation and any certificate(s) available. At the same time, you should write to Framlington Group Limited's Company Secretary for a letter of indemnity which should be completed in accordance with the instructions given. When completed, the letter of indemnity should be lodged with the Company Secretary of Framlington. Indemnities will only be accepted at the discretion of the Offeror.

(D) IF YOUR NAME OR OTHER PARTICULARS ARE SHOWN INCORRECTLY ON THE SHARE CERTIFICATE(s) E.G.


         (i)    INCORRECT NAME

                e.g. Name on the certificate.........................John Smythe


                Correct name..........................................John Smith


                  Complete and lodge this Form of Acceptance with the correct name and accompanied by a letter from your bank, stockbroker or solicitor confirming that the person described on the certificate and the person who has signed this Form of Acceptance are one and the same;


         (ii) INCORRECT ADDRESS - write the correct address in Box 3 of this Form of Acceptance;


         (iii) CHANGE OF NAME - lodge your marriage certificate or the deed poll with this Form of Acceptance for noting.

PLEASE CONTACT ELEANOR CRANMER ON TELEPHONE NUMBER 020-7330-6680 IF YOU HAVE ANY QUESTIONS AS TO HOW TO COMPLETE OR RETURN THIS FORM.